UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

475 Brannan Street, Suite 430
San Francisco,	California		94107
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On March 22, 2023, Upwork Inc.’s (the “Company”) board of directors appointed Erica Gessert to become the Company’s Chief Financial Officer effective upon her first day of employment with the Company, which is expected to be April 25, 2023.

Prior to joining the Company, Ms. Gessert, age 48, served in a number of senior executive finance roles for PayPal Holdings, Inc., a digital payments and commerce company, including as Chief Transformation Officer from January 2022 to March 2023, Senior Vice President of Finance & Analytics from June 2019 to January 2022, and Vice President of Finance & Analytics from March 2017 to June 2019. Before joining PayPal Holdings, Inc. in 2015, Ms. Gessert served in a variety of roles for Sprint Corporation, a communications company, from 2009 to 2014, including as Vice President of Finance Operations, Postpaid Marketing and Chief Financial Officer, Sprint Prepaid from 2013 to 2014 and as Director of Investor Relations from 2011 to 2013. From 2007 to 2009, Ms. Gessert served as Director of Investor Relations for Virgin Mobile USA, Inc., a wireless communications company. Ms. Gessert studied Economics and Philosophy at Reed College.

There is no arrangement or understanding between Ms. Gessert and any other persons pursuant to which Ms. Gessert was selected as an officer. Ms. Gessert is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment as Chief Financial Officer, Ms. Gessert and the Company entered into an Offer Letter dated March 22, 2023 (the “Offer Letter”). Pursuant to the Offer Letter, Ms. Gessert will receive an initial annual base salary of $550,000. In addition, Ms. Gessert will be eligible to participate in the Company’s bonus plan and will have a target annual bonus of 80% of her base salary. Ms. Gessert will also be granted a restricted stock unit award under the Company’s 2018 Equity Incentive Plan to acquire such number of shares of the Company’s common stock equal to $9,000,000 divided by the greater of $15.00 and the average daily closing price of the Company’s common stock for the 30-day period ending on the trading day immediately prior to the date of grant, rounded down to the nearest whole share (the “RSU Grant”). The RSU Grant will vest with respect to 25% of the total number of shares subject to the RSU Grant on May 18, 2024 and an additional 6.25% of the total number of shares subject to the RSU Grant shall vest on each quarterly anniversary thereafter, subject to Ms. Gessert’s continued service to the Company on each applicable vesting date.

The Offer Letter also contemplates that Ms. Gessert will enter into a change in control and severance agreement (the “Severance Agreement”) that provides for the following benefits if Ms. Gessert is terminated by the Company without cause (as defined in the Severance Agreement) outside of a change in control (as defined in the Severance Agreement) in exchange for a customary release of claims: (i) a lump sum severance payment of 12 months base salary and (ii) payment of premiums for continued medical benefits for up to 12 months.

If Ms. Gessert’s employment is terminated by the Company without cause (as defined in the Severance Agreement) or by her for good reason (as defined in the Severance Agreement) within the three months preceding a change in control (as defined in the Severance Agreement) (but after a legally binding and definitive agreement for a potential change of control has been executed) or within the 12 months following a change in control, the Severance Agreement will provide the following benefits in exchange for a customary release of claims: (i) a lump sum severance payment of 12 months base salary; (ii) a lump sum payment equal to Ms. Gessert’s then-current target bonus opportunity on a pro-rated basis; (iii) 100% acceleration of any then-unvested equity awards (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria); and (iv) payment of premiums for continued medical benefits for up to 12 months. The Severance Agreement will be in effect for three years, with automatic renewals for new three-year periods unless notice is given by the Company to Ms. Gessert at least three months prior to expiration.

The foregoing descriptions of the Offer Letter and Severance Agreement are qualified in their entirety by reference to the full text of the Offer Letter and the Severance Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2023.

Ms. Gessert will also enter into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 6, 2018 (File No. 333-227207).

(e)
The information set forth above under 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 7.01 Regulation FD Disclosure.

On March 28, 2023, the Company issued a press release announcing Ms. Gessert’s appointment as the Company’s Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: March 28, 2023	By:	/s/ Brian Levey
Brian Levey Chief Business Affairs and Legal Officer & Secretary